UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 8, 2012

Stillwater Mining Company

(Exact name of registrant as specified in its charter)

Delaware	001-13053	81-0480654
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1321 Discovery Drive
Billings, Montana 59102
______________________________________________________________________________________________
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (406) 373-8700

Not Applicable
_______________________________________________________________________________________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

On June 8, 2012, Stillwater Mining Company (“Stillwater”) received the Consent of Behre Dolbear & Company (USA), Inc., which was referenced in the Company’s Form S-8 as Exhibit 23.3.

In the letter, Behre Dolbear & Company consents to its incorporation by reference in Stillwater Mining Company's Registration Statement on Form S-3, and in the related prospectus and any prospectus supplements filed thereunder and on Form S-8, in regards to work performed by Behre Dolbear for Stillwater.

Behre Dolbear also consents to all references to itself in any prospectus contained in any such registration statement, including under the heading "Experts."

EXHIBITS

Exhibit No.          Description of Exhibit

23.1                      Consent of Behre Dolbear & Company (USA), Inc. dated June 8, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STILLWATER MINING COMPANY

By: /s/ Brent R. Wadman
Brent R. Wadman
Corporate Secretary

Date: June 13, 2012